UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 13, 2006
APPLICA INCORPORATED

(Exact name of Registrant as specified in its charter)
Commission File Number 1-10177

Florida	59-1028301

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3633 Flamingo Road, Miramar, Florida	33027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 883-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     By means of a press release issued on November 13, 2006, Applica Incorporated has learned that a lawsuit was filed against it and certain entities affiliated with Harbinger Capital Partners by NACCO Industries, Inc. in the Delaware Chancery Court. The complaint purports to allege a number of contract and tort claims against Applica and Harbinger relating to the termination of the merger agreement between Applica, NACCO and a NACCO subsidiary. NACCO is seeking specific performance of the merger agreement with NACCO and its subsidiary. Alternatively, NACCO is seeking the payment of monetary damages. Applica has not yet been served with the complaint, but it believes that the action is without merit and intends to vigorously defend the lawsuit.
     The statements contained herein and in the attached press release that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented in these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Applica undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation, the uncertainty as to the outcome of the pending litigation and the impact of the pending litigation on the proposed merger with Harbinger, as well as other risks and uncertainties detailed from time to time in Applica’s Securities and Exchange Commission (“SEC”) filings.
     In connection with the proposed merger transaction with Harbinger Capital Partners, Applica has filed a preliminary proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT APPLICA, THE PROPOSED TRANSACTION AND RELATED MATTERS. The final proxy statement will be mailed to Applica shareholders.
     Investors and security holders may obtain free copies of these documents as they become available through the website maintained by the SEC at www.sec.gov. In addition, the documents filed with the SEC may be obtained free of charge by directing such requests to Applica Incorporated, 3633 Flamingo Road, Miramar, Florida 33027, Attention: Investor Relations ((954) 883-1000), or from Applica Incorporated’s website at www.applicainc.com.
     Applica Incorporated and its directors, executive officers and certain other members of Applica management may be deemed to be participants in the solicitation of proxies from Applica shareholders with respect to the proposed transaction. Information regarding the interests of these officers and directors in the proposed transaction will be included in the proxy statement to be filed with the SEC. In addition, information about Applica’s directors, executive officers and members of management is contained in Applica’s most recent proxy statement and annual report on Form 10-K, which are available on Applica’s website and at www.sec.gov.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. A copy of the press release announcing the NACCO lawsuit is attached as Exhibit 99 to this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 14, 2006	Applica Incorporated
	By:	/s/ Terry Polistina
Terry Polistina, Senior Vice President and Chief
Financial Officer of Applica Incorporated

Exhibit Index

Exhibit No.	Description
99	Applica Incorporated Press Release dated November 14, 2006

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